EXHIBIT 99.1

RESCISSION AGREEMENT

THIS RESCISSION AGREEMENT (this “Agreement”) is effective as of the 4th day of October, 2010, by and between The Markers Companies, Inc., a Nevada corporation (“Markers”), Markers Companies, LLC, an Arizona limited liability company, together with its principals, Michael Broussard and Vincent Goett (collectively, “MC”), and UAGH, Inc., a Delaware Corporation (“UAGH”) (each a “Party” and collectively, the “Parties”).

RECITALS

A.

The Parties entered into that certain License Agreement effective as of August 23, 2010 (the “License Agreement”), a copy of which is attached hereto as Exhibit A, whereby MC granted to Markers an exclusive license (the “License”) in MC’s Intellectual Property in exchange for the payment by Markers to MC of certain License Fees, and UAGH agreed to issue to MC or shareholders of MC eleven million (11,000,000) shares of restricted common stock of UAGH, all as more fully described in the License.  Capitalized terms used but not otherwise defined herein shall have the meanings given them in the License Agreement.

B.

The parties entered into the License Agreement based on certain representations and assumptions relating to the status of the lifestyle club and luxury residence industries, as well as certain representations and warranties with respect to the Intellectual Property.

C.

In light of changes in the applicable industries and the representations relating to the licenses to be granted, the Parties now desire to rescind in their entirety the transactions contemplated by the License Agreement.

NOW, THEREFORE, the Parties hereby agree as follows:

AGREEMENT

1.

Rescission.  Upon the execution of this Agreement and subject to the terms and conditions contained herein, the Parties agree as follows:

(a)

The Parties agree to rescind and cancel the License Agreement effective as of October 4, 2010.  Upon the rescission, the License Agreement shall be cancelled and of no further force or effect as though the License had never been entered into.  All of the duties, obligations, liabilities, rights, and privileges of the Parties arising or accruing under the License shall cease, and the transactions undertaken pursuant to the License shall be deemed to have been rescinded in their entirety, without further action by the Parties.

(b)

Concurrently with the execution of this Agreement, MC hereby agrees to return to UAGH the License Fee Shares, together with any other securities issued to MC or any of its designees in connection with the License Agreement.

(c)

Markers, Michael Broussard, and Vincent Goett irrevocably waive, give up, and forego any right, title, or interest in any securities issued to them or any of their designees, and agree that any such securities shall be deemed to not have been issued.

(d)

Michael Broussard and Vince Goett shall tender their resignation from any and all positions with either Markers or UAGH, by executing and returning the forms of resignation attached hereto as Exhibit B.

(e)

Markers and Vincent Goett agree that pursuant to this Agreement, the employment agreement (the “Employment Agreement”) between Markers and Vincent Goett is hereby terminated and of no further force or effect.

(f)

Vincent Goett hereby agrees to irrevocably waive, give up, and forego any right, title, or interest in any severance payments, parachute payments, or any other payments relating to the termination of his employment pursuant to the Employment Agreement.

2.

Reciprocal Representations, Warranties, and Covenants.  Markers, MC and UAGH each hereby represents, warrants and covenants to each other Party that:

(a)

Conflict, Breach or Default.  Neither the execution nor the delivery of this Agreement, the incurrence of the obligations herein set forth, the consummation of the transactions herein contemplated, nor the compliance with the terms of this Agreement will conflict with, or result in a breach of, any of the terms, conditions, or provisions of, or constitute a default under, any bond, note, or other evidence of indebtedness or any contract, indenture, mortgage, deed of trust, loan agreement, lease, or other agreement or instrument to which such Party is a party or by which such Party may be bound.

(b)

Power, Capacity, and Authority.  Such Party has the right, power, legal capacity, and authority to execute and enter into this Agreement and to execute all other documents and perform all other acts as may be necessary in connection with the performance of this Agreement.

(c)

Approvals and Consents.  No approval or consent not heretofore obtained by any person or entity is necessary in connection with the execution of this Agreement by such Party or the performance of such Party’s obligations under this Agreement.

3.

Mutual Release; Third Party Indemnification.

(a)

Each of the Parties, for itself and its representatives, successors, and assigns and any other person or entity which could make claims through such Party (each a “Releaser”), forever releases and fully discharges the other Parties and their respective representatives, agents, present and former employees, officers, directors, managers, shareholders, partners, members, contractors, contract employees, assigns, successors, and anyone claiming an interest through or under such other party (each a “Releasee”), of and from any and all claims, rights, demands, actions, obligations, and causes of action of any and every kind, nature or character, whether known or unknown, matured or unmatured, suspected or unsuspected which a Releaser has, may have or ever has had against one or more of the Releasees relating to, or arising from, any Transaction Document or the transactions contemplated therein from the beginning of the world to the date of this Agreement.

(b)

The Parties acknowledge that they may have sustained damage, loss, cost or expense that are presently unknown and unsuspected, and that such damage, loss, cost or expense as may have been sustained may give rise to additional damage, loss, cost or expense in the future.  Nevertheless, the parties acknowledge that this Agreement has been negotiated and agreed upon in light of this situation.  Nothing contained in this Section 3 is intended to waive or modify, and shall not be deemed to be a waiver or modification of, a Parties rights, remedies, or obligations under this Agreement.

(c)

Each of the Parties hereby represents and warrants that such Party is the sole and lawful owner of all right, title and interest in and to all claims released by it herein, and has not and will not voluntarily, by operation of law or otherwise, assign, transfer, or convey to any other person or entity any claim, or any part or portion thereof or any interest therein, released by this Agreement.  Each Party (“Indemnitor”) agrees to indemnify and hold harmless the other Parties (each, an “Indemnitee”) from any losses, costs, claims or expenses the Indemnitee incurs as a result of the Indemnitor’s untrue representation or warranty.  Each Party specifically acknowledges that such losses, costs, claims or expenses include all costs related to the defense of any action, including reasonable attorneys’ fees based upon, arising out of, or incurred as a result of any such claim, assignment or transfer.

(d)

Markers and UAGH shall indemnify and hold harmless MC from any losses, costs, claims or expenses that MC incurs as a result of any claims made by third parties relating to the Intellectual Property and arising prior to the date of the License.

(e)

MC shall indemnify and hold harmless Markers and UAGH from any losses, costs, claims, or expenses that Markers and UAGH incur as a result of any claims made by third parties relating to the Intellectual Property and/or the License.

(f)

Each of the Parties hereby acknowledges and agrees that the execution of this Agreement along with the mutual promises and releases of claims contained herein are done entirely for the purpose of rescinding and cancelling the License and the transactions contemplated therein.  Neither the execution of this Agreement nor any provision contained herein shall be construed to be an admission by any party of any wrongdoing or liability to any other party or to any other person or entity of any kind.

4.

Miscellaneous.

(a)

Entire Agreement.  This Agreement embodies the entire agreement and understanding between the Parties hereto with regard to the subject matter hereof, and all prior negotiations, agreements and understandings, oral or written, are superseded by this Agreement.

(b)

Amendment; Waiver.  This Agreement shall not be changed or modified, in whole or in part, except by supplemental agreement signed by the Parties.  Any Party may waive compliance by any other with any of the covenants or conditions herein, but no waiver shall be binding unless executed in writing by the Party making the waiver.  No waiver of any of the provisions of this Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver.

(c)

Successors and Assigns.  This Agreement shall bind, and inure to the benefit of, the Parties hereto and their respective successors, transferees, assigns, heirs, beneficiaries, executors, administrators, partners, agents employees, and representatives.

2

(d)

Time of Essence.  Time is of the essence in this Agreement and the time periods set forth herein are to be strictly construed and enforced.

(e)

Additional Actions and Documents.  Each Party shall execute and deliver such further documents and instruments and shall take such other further actions as may be required to carry out the intent and purposes of this Agreement.

(f)

Construction.  The Parties hereto agree that each party has received and reviewed this Agreement, and agrees that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not apply in the interpretation of this Agreement or any of amendments hereto.

(g)

Governing Law.  The rights and obligations of the Parties shall be governed by and this Agreement shall be construed and enforced in accordance with the laws of the State of Utah, as if the Agreement were negotiated, executed, and performed entirely within the State of Utah.

(h)

Jurisdiction and Venue.  All disputes and controversies arising out of or in connection with this Agreement or the transactions contemplated hereby shall be resolved exclusively by the state and federal courts located in Salt Lake County, in the State of Utah, and each Party agrees to submit to the jurisdiction of said courts and agrees that venue shall lie exclusively with such courts.  Each Party hereby irrevocably waives, to the fullest extent permitted by applicable law, any objection which such Party may raise now, or hereafter have, to the laying of the venue of any such suit, action or proceeding brought in such a court and any claim that any such suit, action or proceeding brought in such a court has been brought in an inconvenient forum.  Each Party agrees that, to the fullest extent permitted by applicable law, a final judgment in any such suit, action, or proceeding brought in such a court shall be conclusive and binding upon such Party, and may be enforced in any court of the jurisdiction in which such Party is or may be subject by a suit upon such judgment.

(i)

WAIVER OF JURY TRIAL.  TO THE EXTENT PERMITTED BY LAW, EACH PARTY HEREBY WAIVES ITS RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTION CONTEMPLATED HEREIN, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR PARTIES, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE.  EACH PARTY HEREBY AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY.  WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT, OR ANY PROVISION HEREOF.  THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT.

(j)

Attorney’s Fees. In the event of any suit, action, or proceeding brought by any Party for a breach of any term hereof, or to enforce any provision hereof, the prevailing party shall be entitled to reasonable attorneys’ fees in addition to court costs and other expenses of litigation in said action or proceeding.  For purposes of this Section 4(j), “prevailing party” includes, without limitation, a Party who agrees to dismiss an action or proceeding upon the other’s payment of the sums allegedly due or performance of the covenants allegedly breached, or who obtains substantially the relief sought.  The provisions set forth in this Section 4(j) shall survive the merger of these provisions into any judgment.

(k)

Titles and Captions. Article, Section, and subsection titles and captions contained in this Agreement are inserted as a matter of convenience and for reference and in no way define, limit, extend, or describe the scope of this Agreement or the intent of any provisions.

(l)

Severability. If any provision of this Agreement, or the application of such provision to any person or circumstances, shall be held invalid or unenforceable, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby.

(m)

Counterparts. This Agreement may be signed in counterpart or duplicate copies, and any signed counterpart or duplicate copy shall be equivalent to a signed original of this Agreement for all purposes.

(n)

Authorized Execution. The individuals signing below each represent and warrant (i) that they are authorized to execute this Agreement for and on behalf of the Party for whom they are signing, (ii) that such Party shall be bound in all respects hereby, and (iii) that such execution presents no conflict with any other agreement of such Party.

[SIGNATURE PAGE FOLLOWS.]

3

IN WITNESS WHEREOF, the Parties have executed this Rescission Agreement as of the date first written above.

THE MARKERS COMPANIES, INC.,

 a Nevada corporation

/s/ Michael Broussard

By: Michael Broussard

Its: Co-Chief Executive Officer

MARKERS COMPANIES, LLC,

an Arizona limited liability company

/s/ Vincent Goett

By: Vincent Goett

Its: ______________________________

/s/ Michael Broussard

MICHAEL BROUSSARD, individually

/s/ Vincent Goett

VINCENT GOETT, individually

UAGH, INC.,

a Delaware corporation

/s/ Jeff D. Jenson

By: Jeff D. Jenson

Its: Chief Executive Officer

4

EXHIBIT A

LICENSE AGREEMENT

(ATTACHED)

A-1

EXHIBIT B

FORMS OF RESIGNATION OF MICHAEL BROUSSARD AND VINCENT GOETT

B-1

RESIGNATION OF VINCENT GOETT

I, Vincent Goett, in connection with that certain Recission Agreement between The Markers Companies, Inc., a Nevada corporation (“Markers”), Markers Companies, LLC, an Arizona limited liability company (“Markers LLC”), Michael Broussard, myself, and UAGH, Inc., a Delaware Corporation (“UAGH”), hereby resign any and all positions as officer or director of Markers and UAGH, effective immediately.

By signing below, I further hereby acknowledge and agree to waive, forego, and give up any right, title, or interest in any severance payments, parachute payments, or any other payments relating to the termination of my employment pursuant to the Employment Agreement between myself and Markers.

This resignation and agreement to waive payments is effective as of the date written below.

Date: October 4, 2010.

/s/ Vincent Goett

Vincent Goett

B-2

RESIGNATION OF MICHAEL BROUSSARD

I, Michael Broussard, in connection with that certain Recission Agreement between The Markers Companies, Inc., a Nevada corporation (“Markers”), Markers Companies, LLC, an Arizona limited liability company (“Markers LLC”), Vincent Goett, myself, and UAGH, Inc., a Delaware Corporation (“UAGH”), hereby resign any and all positions as officer or director of Markers and UAGH, effective immediately.

By signing below, I further hereby acknowledge and agree to waive, forego, and give up any right, title, or interest in any severance payments, parachute payments, or any other payments relating to the termination of my employment pursuant to any Employment Agreement between myself and Markers.

This resignation and agreement to waive payments is effective as of the date written below.

Date: October 4, 2010.

/s/ Michael Broussard

Michael Broussard

B-3